U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: November 5, 2004



                              ZKID NETWORK COMPANY
                              --------------------
             (Exact Name of registrant as specified in its Charter)




       Nevada                       0-29981                    91-2027724
----------------------        ------------------           -----------------
State of Incorporation        Commission File No.          I.R.S. Employer
                                                           Identification No.

666 Dundee Road, #705,     Northbrook, IL                     60062
------------------------------------------                    -----

(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, (   847   )     509     -     4200
                                ---------  -----------    ----------





                     (Registrant's former name and address)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02      Departure  of  Directors  or  Principal  Officers;   Election  of
               Officers; Appointment of Principal Officers

On November 1, 2004, Mitchell Lederer, Chief Executive Officer tendered his resignation as officer of the Company. On November 3, 2004, the Board of Directors appointed Donald Weisberg, President of Zkid, to act in the additional executive capacities as Chief Executive and Financial Officer.


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    ZKID NETWORK COMPANY
Dated: November 5, 2004

                                                    /s/ Donald Weisberg
                                                    ----------------------
                                                    By: Donald Weisberg
                                                    Title: President